EXHIBIT K

NUMBER OF SHARES OUTSTANDING FOR EACH CLASS OF EACH FUND AS OF THE RECORD DATE

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
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Fund	Class	Shares Outstanding
Balanced Portfolio	I	[ _____ ]
Growth Portfolio	I	[ _____ ]
Guardian Portfolio	I	[ _____ ]
	S	[ _____ ]
High Income Bond Portfolio	S	[ _____ ]
International Portfolio	S	[ _____ ]
Mid-Cap Growth Portfolio	I	[ _____ ]
	S	[ _____ ]
Partners Portfolio	I	[ _____ ]
Regency Portfolio	I	[ _____ ]
	S	[ _____ ]
Short Duration Bond Portfolio	I	[ _____ ]
Small-Cap Growth Portfolio (formerly Fasciano Portfolio)	S	[ _____ ]
Socially Responsive Portfolio	I	[ _____ ]
	S	[ _____ ]

K-1

[NEUBERGER BERMAN LOGO]
Neuberger Berman Management LLC
605 Third Avenue, 2nd floor
New York, New York 10158-0180
www.nb.com
S60951
D0397 08/03

[FORM OF VOTING INSTRUCTIONS CARD]

[NEUBERGER BERMAN LOGO]

Neuberger Berman Management LLC
605 Third Avenue, 2nd floor
New York, New York 10158-0180
www.nb.com

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [_________ __,] 2009

THESE VOTING INSTRUCTIONS ARE SOLICITED [INSURANCE COMPANY] ON BEHALF OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST AND THE INSURANCE COMPANIES

[FUND NAME/INSURANCE COMPANY NAME PRINTS HERE]
[Internet Voting Website]

The undersigned hereby instructs the above referenced Insurance Company (“Company”) to represent and vote the number of shares in the above-named Fund (the “Fund”) attributable to the undersigned’s contract or interest therein as of January [_], 2009, at a Special Meeting of Shareholders to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st  Floor, New York, New York 10158-3698 on [________ __, 2009], at [11:00 A.M.] Eastern time and any adjournments or postponements thereof (“Meeting”). The shares represented by the Voting Instruction Card will be voted as instructed.

UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account, when applicable.

All previous voting instructions with respect to the Meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this Voting Instruction Card. Mark, sign, date and return this Voting Instruction Card in the addressed envelope - no postage required.

[_____ __,] 2009

PLEASE BE SURE TO SIGN AND DATE VOTING INSTRUCTION CARD
CONTRACT AND POLICY OWNER(S) SIGN HERE (PLEASE SIGN IN BOX)

When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

If signing for a corporation, please sign in full the corporate name by authorized person. If a partnership, please sign in full the partnership name by authorized person.

YOUR VOTE IS IMPORTANT.
PLEASE SIGN AND DATE THE REVERSE OF THIS VOTING INSTRUCTION CARD AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.
FOR AGAINST ABSTAIN

		FOR		AGAINST	ABSTAIN
1.	To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly-formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”) to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement. (ALL FUNDS)	[ ]		[ ]	[ ]
2.	To approve a new Sub-Advisory Agreement, with respect to Neuberger Berman Advisers Management Trust and the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Mid-Cap Portfolio, Partners Portfolio, Regency Portfolio, Small-Cap Portfolio and Socially Responsive Portfolio, between New NB Management NB, LLC, to become effective upon consummation of the Proposed Acquisition.	[ ]		[ ]	[ ]
3.	To approve a new Sub-Advisory Agreement, with respect to Neuberger Berman Advisers Management Trust and the Short Duration Bond Portfolio and High Income Bond Portfolio, between New NB Management and Lehman Brothers Asset Management LLC, to become effective upon consummation of the Proposed Acquisition.	[ ]		[ ]	[ ]
4.	To approve the election of Trustees to the Board of Trustees of the Trust	FOR ALL			WITHHOLD
		NOMINEES			AUTHORITY
		LISTED			TO VOTE
		BELOW			FOR ALL
		(EXCEPT AS			NOMINEES
		NOTED AT			LISTED
BELOW)

			[ ]		[ ]

Nominees:

(01) John Cannon	(09) Edward I. O’Brien
(02) Faith Colish	(10) Cornelius T. Ryan
(03) Martha Gross	(11) Tom D. Seip
(04) C. Anne Harvey	(12) Candace L. Straight
(05) Robert A. Kavesh	(13) Peter Trapp
(06) Michael M. Knetter	(14) Jack L. Rivkin
(07) Howard A. Mileaf	(15) Robert Conti
(08) George W. Morriss	(16) Joseph Amato

Instruction: To withhold authority to vote for any individual nominee, write the number(s) in the line immediately below.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

[FORM OF PROXY CARD]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [_____ __,] 2009

FUND NAME PRINTS HERE

[Internet Voting Website]

The undersigned appoints as proxies Robert Conti, Claudia A. Brandon and [_____], and each of them (with power of substitution), to vote all the undersigned’s shares in the Series of the Trust (“the Fund”) at the Special Meeting of Shareholders to be held on [_____ __,] 2009, at [11:00 a.m.] Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st  Floor, New York, New York 10158-3698, and any adjournment thereof (“Meeting”), with all the power the undersigned would have if personally resent. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST. Receipt of Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

Date: [_________ __,] 2009

Please be sure to sign and date proxy card.
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Signature (owner, trustee, custodian, etc.) (Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

NB AMT

YOUR VOTE IS IMPORTANT.
PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

		FOR		AGAINST	ABSTAIN
1.	To approve a new Management Agreement between the Trust, on behalf of each Fund, and a newly-formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”) to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement. (ALL FUNDS)	[ ]		[ ]	[ ]
2.	To approve a new Sub-Advisory Agreement, with respect to the Trust and the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Mid-Cap Portfolio, Partners Portfolio, Regency Portfolio, Small-Cap Portfolio and Socially Responsive Portfolio, between New NB Management and NB LLC, LLC, to become effective upon consummation of the Proposed.	[ ]		[ ]	[ ]
3.	To approve a new Sub-Advisory Agreement, with respect to the Trust and the Short Duration Bond Portfolio and High Income Bond Portfolio, between New NB Management and Lehman Brothers Asset Management LLC to become effective upon consummation of the Proposed Acquisition.	[ ]		[ ]	[ ]
4.	To approve the election of Trustees to the Board of Trustees of the Trust	FOR ALL			WITHHOLD
		NOMINEES			AUTHORITY TO
		LISTED BELOW			VOTE FOR ALL
		(EXCEPT AS			NOMINEES
		NOTED AT			LISTED
BELOW)

			[ ]		[ ]

Nominees:

(01) John Cannon	(09) Edward I. O’Brien
(02) Faith Colish	(10) Cornelius T. Ryan
(03) Martha Gross	(11) Tom D. Seip
(04) C. Anne Harvey	(12) Candace L. Straight
(05) Robert A. Kavesh	(13) Peter Trapp
(06) Michael M. Knetter	(14) Jack L. Rivkin
(07) Howard A. Mileaf	(15) Robert Conti
(08) George W. Morriss	(16) Joseph Amato

Instruction: To withhold authority to vote for any individual nominee, write the number(s) in the line immediately below.

If you plan to attend the Meeting please call 1-800-877-9700

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

NB AMT